UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2010

United-Guardian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10526	11-1719724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Marcus Boulevard, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant's telephone number, including area code: (631) 273-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2010 the Registrant entered into a Stock Purchase Agreement (the “Agreement”) with Kenneth H. Globus, its President and largest stockholder, pursuant to which it agreed to acquire 350,000 shares of its common stock from Mr. Globus for a purchase price of $10.75 per share. On the same day, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, to announce the Agreement.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 10.1.       Stock Purchase Agreement

    Exhibit 99.1.       Press release dated May 17, 2010

    Exhibit 99.2.       Fairness Opinion of Coady Diemar Partners, LLC

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United-Guardian, Inc.
Date: May 17, 2010	By:	/s/ KEN GLOBUS Ken Globus President

Exhibit Index
10.1	Stock Purchase Agreement
99.1	Press release dated May 17, 2010
99.2	Fairness Opinion of Coady Diemar Partners, LLC